SCHEDULE 14A
                              (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                        Jacksonville Bancorp, Inc.
-------------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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   [X] No fee required.
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   (1) Amount previously paid:
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[Jacksonville Bancorp logo]







                                                              January 21, 2003


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Jacksonville Bancorp, Inc. The meeting will be held at the Norman Activity Center, located at 526 East Commerce Street, Jacksonville, Texas, on Tuesday, February 18, 2003 at 10:00 a.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Jacksonville Bancorp, Inc., are sincerely appreciated.


                                   Sincerely,

                                   /s/ Jerry M. Chancellor

                                   Jerry M. Chancellor
                                   President and Chief Executive Officer










                       JACKSONVILLE BANCORP, INC.
                      Commerce and Neches Streets
                       Jacksonville, Texas 75766
                            (903) 586-9861

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held on February 18, 2003



     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Jacksonville Bancorp, Inc., ("Company") will be held at the Norman Activity Center, located at 526 East Commerce Street, Jacksonville, Texas on Tuesday, February 18, 2003, at 10:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

     1. To elect three directors of the Company for a three-year term and until their successors are elected and qualified;

     2. To ratify the appointment of Henry & Peters, P.C. as the Company's independent auditors for the fiscal year ending September 30, 2003; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Company has fixed January 14, 2003 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Sandra Thompson

                              Sandra Thompson
                              Secretary


January 21, 2003
Jacksonville, Texas





                        JACKSONVILLE BANCORP, INC.


                             PROXY STATEMENT

                            _________________


                      ANNUAL MEETING OF STOCKHOLDERS

                     To Be Held on February 18, 2003

General

     This Proxy Statement is being furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors for use at its Annual Meeting of Stockholders ("Annual Meeting") to be held at the Norman Activity Center, located at 526 East Commerce Street, Jacksonville, Texas, on Tuesday, February 18, 2003, at 10:00 a.m., Central Time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about January 21, 2003.

Voting Rights

     Only the holders of record of the outstanding shares of the common stock, $0.01 par value per share, of the Company ("Common Stock") at the close of business on January 14, 2003 (the "Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 1,761,824 shares of Common Stock issued and outstanding.

     Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered in determining the presence of a quorum. The affirmative vote of a majority of the total votes present in person and by proxy is required to ratify the appointment of the independent auditors. Because of the required vote, abstentions will have the effect of a vote against the proposal to ratify the selection of auditors. The proposal for ratification of the auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

Proxies

     Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies.

     If no instructions are indicated, such proxies will be voted FOR the nominees for director described herein, FOR ratification of the appointment of independent auditors, and in the discretion of the proxy holder, as to any other matter which may properly come before the Annual Meeting. Any holder of Common Stock who returns a signed proxy but fails to provide instructions as to the manner

                                     1



in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence.

     A Company stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Jacksonville Bancorp, Inc., Commerce and Neches Streets, Jacksonville, Texas 75766, Attention: Secretary.


            INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                 AND FOR DIRECTORS WHOSE TERMS CONTINUE

Election of Directors

     The Bylaws of the Company provide that the Board of Directors shall be divided into three classes which are as equal in number as possible, and that the members of each class of directors are to be elected for a term of three years and until their successors are elected and qualified.

     At the Annual Meeting, stockholders of the Company will be asked to elect three directors of the Company for a three-year term and until their successors are elected and qualified. The nominees for election as directors were selected by the Nominating Committee of the Board of Directors and, each nominee currently serves as a director of the Company. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

     If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company. At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

     The following tables present information concerning each nominee for director and each director whose term continues and reflect his tenure as a director of the Company (including service as a director of Jacksonville Savings Bank ("Jacksonville" or the "Bank")), his principal occupation during the past five years as well as the number of shares of Common Stock beneficially owned by each such person as of the Voting Record Date. Except for Jerry Hammons, each nominee and each director has been a director of the Company since its formation in 1996.








                                     2




       NOMINEES FOR DIRECTORS FOR THREE-YEAR TERMS EXPIRING IN 2006




                                                                        Common Stock Beneficially Owned
                                                                           as of January 14, 2003(1)
                                                                        -------------------------------
                                      Position with the Company and     Company
                                     Principal Occupation During the    Director
          Name             Age*               Past Five Years            Since         No.        %(2)
-------------------------  ----    -----------------------------------  --------    ----------    -----
Jerry M. Chancellor         61     Director, President and Chief          1996      59,377(3)     3.33%
                                   Executive Officer of the Company
                                   and the Bank.  Executive Vice
                                   President (from 1983 until 1996)
                                   of the Bank.

Bill W. Taylor              62     Director, Chief Financial Officer      1996      76,831(4)     4.26%
                                   and Executive Vice President of the
                                   Company and the Bank. Director and
                                   Senior Vice President of the Bank
                                   (from 1983 until 1996).

Dr. Joe Tollett             75     Director; Retired pediatrician.        1996      42,673(5)     2.40%
                                   Director of the Bank since 1973.


                   DIRECTORS WITH TERMS EXPIRING IN 2005


                                                                        Common Stock Beneficially Owned
                                                                           as of January 14, 2003(1)
                                                                        -------------------------------
                                      Position with the Company and     Company
                                     Principal Occupation During the    Director
          Name             Age*               Past Five Years            Since         No.        %(2)
-------------------------  ----    -----------------------------------  --------    ----------    -----

Charles Broadway            69     Director of the Company and            1996      70,693(6)     3.97%
                                   Director of the Bank since 1981.
                                   President and Chief Executive
                                   Officer of the Company and the
                                   Bank until July 1, 1996.

Jerry Hammons               59     Director of the Company; Director      1999      38,788(7)     2.18%
                                   of the Bank since January 1998.
                                   Senior Vice President of
                                   Jacksonville Savings Bank since
                                   June 1996, First Vice President of
                                   Jacksonville Savings Bank  (from
                                   1993 until 1996).



                                         (Footnotes appear on following pages)

                                     3



                    DIRECTORS WITH TERMS EXPIRING IN 2004



                                                                        Common Stock Beneficially Owned
                                                                           as of January 14, 2003(1)
                                                                        -------------------------------
                                      Position with the Company and     Company
                                     Principal Occupation During the    Director
          Name             Age*               Past Five Years            Since         No.        %(2)
-------------------------  ----    -----------------------------------  --------    ----------    -----

Ray W. Beall                75     Director, Retired, formerly senior     1996      24,217(8)     1.36%
                                   executive for Beall's Department
                                   Stores.

Robert F. Brown             54     Director; Vice Chairman of the         1996      46,208(9)     2.62%
                                   Board of the Company since December
                                   1999; and Director of the Bank since
                                   1995. Chief Executive Officer and
                                   Owner, Brown Lumber Industries, Inc.,
                                   Jacksonville, Texas, since 1994.


The Board of Directors recommends that you vote FOR the election of the nominees for director.

__________________________________

*    As of January 14, 2003.

1. Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares.

2. Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the Voting Record Date have been exercised.

3. Includes, in the case of Mr. Chancellor, 20,050 shares which may be acquired upon the exercise of stock options that may be exercised within 60 days of the Voting Record Date and 8,706 shares allocated to his account in the ESOP.

4. Includes, in the case of Mr. Taylor, 808 shares held jointly with Mr. Taylor's children, 383 shares held jointly with his wife, 40,833 shares which may be acquired upon the exercise of stock options that may be exercised within 60 days of the Voting Record Date and 7,758 shares allocated to his account in the ESOP.

5. Includes, in the case of Dr. Tollett, 5,784 shares held jointly with his wife, 1,294 shares held in trust with his wife, 12,834 shares held by a limited partnership, 3,630 shares owned by his wife, and 15,865 shares which may be acquired upon the exercise of stock options that may be exercised within 60 days of the Voting Record Date.

                                        (Footnotes continue on following page)

                                     4



(Footnotes continued from previous page)

6. Includes, in the case of Mr. Broadway, 15,947 shares held jointly with his wife, 20,874 shares which may be acquired upon the exercise of stock options that may be exercised within 60 days of the Voting Record Date and 1,548 shares allocated to his account in the ESOP.

7. Includes, in the case of Mr. Hammons, 2,834 shares held jointly with his wife, 1,200 shares held by his wife, 17,819 shares which may be acquired upon the exercise of stock options that may be exercised within 60 days of the Voting Record Date and 6,517 shares allocated to his account in the ESOP.

8. Includes, in the case of Mr. Beall, 15,865 shares which may be acquired upon the exercise of stock options that may be exercised within 60 days of the Voting Record Date.

9. Includes, in the case of Mr. Robert F. Brown, 7,462 shares held jointly with his wife and 10,000 shares held in trust for his children, 1,950 shares held by his wife, 6,750 shares held in a generation skip trust and 17,546 shares held by a company of which he is a 49.5% owner.


                THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Regular meetings of the Board of Directors of the Company are held once a month and special meetings of the Board of Directors of the Company are held from time-to-time as needed. There were 12 meetings of the Board of Directors of the Company held during fiscal 2002. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company held during fiscal 2002 and the total number of meetings held by all committees of the Board on which the director served during such year, other than Mr. W.G. Brown who attended 40.6% of the meetings.

     The Company's business is primarily conducted through Jacksonville Savings Bank, a Texas-chartered savings bank and a wholly owned subsidiary of the Company. The Board of Directors of the Bank has established various committees, including Audit, Investment, REO Disposition and Compensation committees.

     The Board of Directors of the Bank generally reviews and makes recommendations with respect to investment policies and practices. In the absence of such Board action, the Investment Committee of the Bank, currently consisting of Messrs. Chancellor, Hammons, Robert F. Brown and Taylor and Chan Campsey, Jacksonville's First Vice President/Controller, has the authority to act in such capacity. In fiscal 2002, there were 35 meetings of the Investment Committee.

     The Compensation Committee reviews and makes recommendations to the Board on employee salaries. The Compensation Committee currently consists of Messrs. Beall, Chancellor, Taylor, Robert F. Brown and Dr. Tollett. The Compensation Committee meets on an as needed basis and met once in fiscal 2002.

     The entire board of directors serves as the Nominating Committee and each year nominates individuals for election as directors of the Company. The Nominating Committee met one time during fiscal 2002. The Nominating Committee will consider nominations made by shareholders in conformance with the Company's Articles of Incorporation.


                                     5




     The Audit Committee of the Company and the Bank currently consists of Messrs. Beall, Robert F. Brown, Broadway and Dr. Tollett. The members are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards. The Audit Committee meets on an as needed basis and met six times in fiscal 2002. On June 13, 2000, the Board of Directors adopted an Audit Committee Charter which was attached to the Company's proxy statement for the 2001 Annual Meeting of Stockholders.

Report of the Audit Committee

     The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards (SAS) No. 61 "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

          Ray W. Beall                       Robert F. Brown
          Dr. Joe Tollett                    Charles Broadway

Stockholder Nominations

     Article VII.D. of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations to be made by the Board of Directors, or committee appointed by the Board, or by a stockholder who has complied with the notice provisions in that section. Article VII.D. provides that stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. Generally, to be timely, a stockholder's notice must be made in writing and delivered to the Secretary of the Company not later than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders; and with respect to a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

     The stockholder's notice must set forth as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company's stock which are Beneficially Owned (as defined in the Exchange Act) by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Exchange Act. The stockholder's notice must also set forth as to the stockholder giving the notice (i) the name and address, as they appear on the Company s books, of such stockholder and any other stockholders known to be supporting the nominees and (ii) the class and number of shares of the Company stock which are Beneficially Owned by the stockholder on the date of the stockholder's notice and, to the extent known, by any other stockholders known by such stockholder to be supporting the nominees on the date of such stockholder notice.

                                     6



              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as to the Common Stock beneficially owned, as of January 14, 2003, by the only persons or entities known to the Company to be the beneficial owners of more than 5% of the Common Stock and by all directors and officers of the Company as a group.


       Name of Beneficial Owner           Amount and Nature of       Percent
    or Number of Persons in Group        Beneficial Ownership(1)     of Class
--------------------------------------   -----------------------   ------------

Jacksonville Bancorp, Inc.                     185,885(2)             10.55%
Employee Stock Ownership Plan Trust
Commerce and Neches Streets
Jacksonville, Texas  75766

Athena Capital Management, Inc.                113,322(3)              6.43%
1250 Germantown Pike #105
Plymouth Meeting, Pennsylvania  19462

The Banc Funds Company, L.L.C.                 110,800(4)              6.29%
208 South LaSalle Street
Chicago, Illinois  60604

Dimensional Fund Advisors Inc.                  91,600(5)              5.20%
1299 Ocean Avenue, 11th Floor
Santa Monica, California  90401

Wellington Management Company, LLP             130,100(6)              7.38%
75 State Street
Boston, Massachusetts 02109

All directors and officers of the              358,787(7)             18.95%
Company as a group
(seven persons)

___________________________________

(1) Pursuant to rules promulgated by the SEC under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, and/or
     (ii) investment power, which includes the power to dispose or direct the disposition of the shares.

     Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of the Voting Record Date are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by the directors and officers of the Company as a group.





                                        (Footnotes continue on following page)

                                     7



(Footnotes continued from previous page)

(2) The Jacksonville Bancorp, Inc., Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Jacksonville Bancorp, Inc., Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Broadway, Chancellor, Beall, and Dr. Tollett, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 106,043 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP Trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the Trust.

(3) Information obtained from Schedule 13G, dated January 30, 2001, with respect to shares of Common Stock owned by Athena Capital Management, Inc., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 ("Athena"). Athena reports shared voting power and shared dispositive power with respect to 113,322 shares of Common Stock.

(4) Information obtained from a Schedule 13G, dated February 14, 2002, filed with the SEC with respect to shares of Common Stock beneficially owned by The Banc Funds Company, L.L.C. ("Banc Funds"). The Schedule 13G states that Banc Funds has sole voting power as to all 110,800 of these shares. Banc Funds is controlled by Charles J. Moore who, as manager, has voting and dispositive authority over the shares held thereby.

(5) Information obtained from a Schedule 13G, dated February 12, 2002, filed with the SEC with respect to shares of Common Stock beneficially owned by Dimensional Fund Advisors Inc. ("Dimensional"). The Schedule 13G states that Dimensional has sole voting and investment power as to all of these shares. Dimensional disclaims beneficial ownership of these shares.

(6) Information obtained from a Schedule 13G, dated February 12, 2002, filed with the SEC with respect to shares of Common Stock beneficially owned by Wellington Management Company, LLP ("Wellington"). The Schedule 13G states that Wellington has shared voting and dispositive power as to all of these shares.

(7) Includes in the case of all directors and officers of the Company as a group, (i) options to purchase 147,171 shares of Company Common Stock which may be exercised within 60 days of the Voting Record Date; and
     (ii) 24,529 shares of Common Stock allocated to accounts in the Company's ESOP. Does not include 28,821 shares deemed beneficially owned by Chairman of the Board, W.G. Brown, at the time of his death on January 8, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the Nasdaq National Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all forms they file pursuant to Section 16(a) of the Exchange Act. The Company knows of no person who owns 10% or more of the Company's Common Stock other than the Company's ESOP. Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during the fiscal year ended September 30, 2002, the Company's officers and directors complied in all respects with the

                                     8



reporting requirements promulgated under Section 16(a) of the Exchange Act, except for Messrs. W.G. Brown and Robert F. Brown who were each late in filing one report, reporting one transaction, on Form 4.

                         MANAGEMENT COMPENSATION

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation awarded to or paid by Jacksonville for services rendered in all capacities during the last three fiscal years to the President and Chief Executive Officer of Jacksonville and any other executive officer of Jacksonville who received salary and bonuses aggregating more than $100,000 during the last fiscal year.



=============================================================================================
                                                  Annual Compensation(1)

---------------------------------------------------------------------------------------------

                                   Fiscal                                          All Other
Name and Principal Position         Year          Salary         Bonus           Compensation
---------------------------------------------------------------------------------------------
Jerry M. Chancellor                 2002         $136,320        $42,886           $23,578(2)
  President and Chief               2001          120,396         39,896            20,121
   Executive Officer                2000          112,620         37,980            21,008
---------------------------------------------------------------------------------------------
Bill W. Taylor                      2002         $110,943        $34,902           $16,955(3)
  Executive Vice President          2001           97,980         32,466            14,053
   and Chief Financial Officer      2000           91,656         30,920            20,341
---------------------------------------------------------------------------------------------
Jerry Hammons                       2002         $ 96,792        $30,450           $24,311(4)
  Senior Vice President             2001           85,485         28,329            21,381
                                    2000           79,980         26,985            22,138
---------------------------------------------------------------------------------------------


___________________________________

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer, including the payment of club membership dues and automobile expenses. The costs to Jacksonville of providing such benefits to the named executive officer during the year ended September 30, 2002 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(2) Includes (i) a premium of $4,602 paid to fund a deferred compensation plan, (ii) a matching contribution of $5,436 from Jacksonville pursuant to a defined contribution thrift plan and (iii) 677 shares allocated to Mr. Chancellor's account in the Company's ESOP which shares had a market value of $13,540 at December 31, 2001, the date the shares were allocated, based on a share price of $20.00.

(3) Includes (i) a matching contribution of $4,435 from Jacksonville pursuant to a defined contribution thrift plan and (ii) 626 shares allocated to Mr. Taylor's account in the Company's ESOP which shares had a market value of $12,520 at December 31, 2001, the date the shares were allocated, based on a share price of $20.00.

(4) Includes (i) a premium of $9,614 paid to fund a deferred compensation plan, (ii) a matching contribution of $3,877 from Jacksonville pursuant to a defined contribution thrift plan and (iii) 541 shares allocated to Mr. Hammons' account in the Company's ESOP which shares had a market value of $10,820 at December 31, 2001, the date the shares were allocated, based on a share price of $20.00.

                                     9



Option Grants

     The following table sets forth, with respect to each executive officer named in the Management Compensation table, information with respect to stock options granted during fiscal 2002.


                                                                                       Potential Realizable
                                             Individual Grants                           Value at Assumed
                      --------------------------------------------------------------  Annual Rates of Stock
                          Number of        Percent of Total                           Price Appreciation for
                          Securities       Options Granted     Exercise                   Option Term(4)
                          Underlying       to Employees in       Price    Expiration  ----------------------
Name                  Options Granted(1)    Fiscal Year(2)     ($/Sh)(3)     Date         5%         10%
-------------------   ------------------   ----------------    ---------  ----------  ---------- -----------
Jerry M. Chancellor         10,698              13.2%            $21.87    3/12/12     $147,098    $372,932

Bill W. Taylor               8,706              10.7              21.87    3/12/12      119,708     303,491

Jerry Hammons                7,596               9.4              21.87    3/12/12      104,250     264,797


_______________________


(1) None of the indicated awards were accompanied by stock appreciation rights.

(2) Percentage of options granted to all employees and directors during fiscal 2002.

(3) The exercise price was based on the market price of the common stock on the date of the grant.

(4) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercise of stock options will depend, in part, on the future performance of the common stock, the option holder's continued employment throughout the option period, and the date on which the options are exercised.

Aggregated Option Exercises And Fiscal Year End Option Values

     The following table sets forth certain information concerning exercises of stock options and the numbers of options held at the end of the September 30, 2002 fiscal year and the value with respect thereto.


                                                  Number of Exercisable Options   Value of Exercisable Options
                                                       at Fiscal Year End            at Fiscal year End(1)
                                                  -----------------------------   -----------------------------
                     Shares Aquired      Value                          Not                             Not
      Name            on Exercise      Realized   Exercisable       Exercisable   Exercisable       Exercisable
-------------------  --------------    --------   -----------       -----------   -----------       -----------
Jerry M. Chancellor     19,350         $192,438      20,050            10,698       $244,309          $31,452

Bill W. Taylor            --               --        40,833             8,706        566,223           25,596

Jerry Hammons             --               --        17,819             7,596        239,809           22,332

_______________________

(1) Calculated by determining the difference between the per share market price of the Common Stock underlying the options as of September 30, 2002 ($24.81), and the exercise prices of $7.05, $12.625 and $21.87 of the options granted pursuant to the 1994, 1996 and 2001 stock option plans, respectively.

                                     10




Employment Agreements

     The Company has entered into employment agreements with Messrs. Chancellor, Taylor and Hammons (the "Executives"). The employment agreements provide each officer with a three-year term of employment subject to additional one-year extensions at the discretion of the Board of Directors.

     The employment agreements are terminable with or without cause by the Company. The Executives have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Company for cause, disability, retirement or death. However, in the event that (i) an Executive terminates his employment because of failure of the Company to comply with any material provision of the employment agreement or (ii) the employment agreement was terminated by an Executive for Good Reason, as defined, an Executive would be entitled to 3.00 or 2.99 times, respectively, the average annual compensation, as defined, paid to him by the Company during the five most recent taxable years ending during the calendar year in which the notice of termination occurs or such portion of such period in which the Executive served as an employee of the Company as well as continued participation in employee benefit plans of the Company until the expiration of the remaining term of employment. "Good Reason" is generally defined in the employment agreements to include failure to comply with a material portion of the agreements or the assignment by the Company to the Executive of any duties which are materially inconsistent with the Executive's positions, duties, responsibilities and status with the Company prior to a change of control of the Company.

     The employment agreements provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment by the Executive following a change in control are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder would be reduced, in the manner determined by the Company, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Company for federal income tax purposes. Excess parachute payments generally would be defined as payments in excess of three times the recipient's average annual compensation from the Company includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the Company or other triggering events occurred ("base amount"). A recipient of excess parachute payments is subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount would not be deductible by the Company as compensation expense of federal income tax purposes.

     Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management does not believe that the terms thereof would have a significant anti-takeover effect.





                                     11



Deferred Compensation Program

     Jacksonville maintains a Deferred Compensation Program (the "Program") to provide certain directors and executive officers the option to defer a portion of their annual compensation from Jacksonville to a later year or years. Under the Program, each eligible individual may elect on or before the December 31 preceding each year to defer receipt of a specific amount of his compensation to be received for services rendered to Jacksonville in the succeeding calendar year. At the time of his initial election to defer compensation, the participant may elect to receive his deferred compensation account (including accumulated interest) at any specified time prior to the termination of his employment with Jacksonville. Each deferred compensation agreement provides for the distribution of the deferred compensation account in equal annual installments over a ten-year period beginning on the first day of the calendar month immediately following the month in which the participant terminates his employment, elects to begin receiving installments, dies or is disabled. A participant may elect in writing at any time prior to distribution of his deferred compensation account to receive his installment payments over a shorter period of time than ten years.

Directors' Compensation

     During the fiscal year ended September 30, 2002, each member of the Board of Directors was paid $750 for each Board meeting of the Bank attended, until February 2002 when the amount increased to $800 and $200 for each Company meeting attended. Directors' fees for meetings of the Company are deferred until December of each year. Committee members otherwise do not receive any fees for committee meetings.

     Outside directors also received $275 per loan committee meeting. All directors receive an annual director's fee of $2,000 as director of JS&L Corporation, the wholly owned subsidiary of Jacksonville Savings Bank.

Compensation Committee Interlocks And Insider Participation

     The Compensation Committee ("Committee") of the Board of Directors, which is comprised of Messrs. Chancellor, Taylor, Beall, Tollett and Robert F. Brown reviews compensation and benefits and recommends to the Board of Directors adjustments in such compensation. Neither Mr. Chancellor nor Mr. Taylor participated or voted on his individual compensation. The report of the Committee with respect to compensation for the Chief Executive Officer and all other executive officers for 2002 is set forth below.

     The purpose of the Compensation Committee is to assist the Board of Directors in attracting and retaining qualified, competent management, motivating executives to achieve a range of performance goals consistent with a business plan approved by the Board of Directors, and ensuring that proposed compensation and benefit programs are reasonable and consistent with industry standards, management performance and shareholder interests.




                                     12




Report of The Compensation Committee on Executive Compensation

     The charter of the Committee is to assist the Company in carrying out its responsibility to evaluate, initiate and oversee executive compensation arrangements and shareholder-approved benefit plans. The overall goals of the Committee are to assist the Company in attracting and retaining qualified management and rewarding these individuals for performance goals that are achieved.

     The Compensation Committee annually evaluates the salary and bonuses paid to the three executive officers of Jacksonville. Compensation reports of institutions of comparable size and complexity of operations are reviewed in setting compensation levels. The overall goal of the Committee is to assist the Company in attracting and retaining qualified management. We feel the base compensation paid to the executive officers is commensurate within the financial institution marketplace.

     Incentive bonuses were paid in November of 2002 to all employees of Jacksonville for financial goals achieved in 2002. All three executive officers received bonuses in amounts of $56,366, $45,873, and $40,022 for Messrs. Chancellor, Taylor and Hammons, respectively.

     Following a review and approval by the Committee, all issues pertaining to executive compensation were submitted to the full Board of Directors for their approval. Neither Mr. Chancellor nor Mr. Taylor participated or voted on their individual compensation packages.

     Jerry M. Chancellor           Dr. Joe Tollett            Ray W. Beall
     Bill W. Taylor                Robert F. Brown

Transactions with Certain Related Persons and Indebtedness of Management

     In accordance with applicable federal laws and regulations, the Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.








                                     13



Performance Graph

     The following graph compares the yearly cumulative total return on the Common Stock for the five-year period from September 30, 1997 to September 30, 2002 with (i) the yearly cumulative total return on the stocks included in the Nasdaq Stock Market Index (for United States Companies) and (ii) the yearly cumulative total return on the stocks included in the SNL Securities Thrifts Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable year.


                         JACKSONVILLE BANCORP, INC.**



                       [Total Return Performance Graph]



                                                       Period Ending
                            --------------------------------------------------------------------
        Index               09/30/97    09/30/98    09/30/99    09/30/00    09/30/01    09/30/02
--------------------------  --------------------------------------------------------------------
Jacksonville Bancorp, Inc.    100.00       93.03       93.78       91.76      124.77      166.43
NASDAQ - Total U.S.*          100.00      101.58      165.72      220.06       89.95       70.86
SNL <$500M Thrift Index       100.00       93.53      105.59      109.18      147.63      191.70

_______________

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago, 2002. Used with permission. All rights reserved. crsp.com.

**   Source:  SNL Securities LC.

                                     14




              RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Henry & Peters, P.C., independent certified public accountants, to perform the audit of the Company's financial statements for the year ending September 30, 2003, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by Henry & Peters, P.C. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Henry & Peters, P.C. will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint Henry & Peters, P.C. as the Company's auditors, the Company's Audit Committee considered whether the provision of services, other than auditing services, by Henry & Peters, P.C. is compatible with maintaining the auditor's independence. In addition to performing auditing services, the Company's auditors performed tax-related services, including the completion of the Company's corporate tax returns, in 2002. The Audit Committee believes that Henry & Peters, P.C.'s performance of these other services is compatible with maintaining the auditor's independence.

Audit Fees

     The aggregate amount of fees billed by Henry & Peters, P.C. for its audit of the Company's annual financial statements for 2002 and for its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the 1934 Act during 2002 was $59,600.

Financial Information Systems Design and Implementation

     The Company did not engage or pay any fees to Henry & Peters, P.C. with respect to the provision of financial information systems design and implementation services during 2002.

All Other Fees

     The aggregate amount of fees billed by Henry & Peters, P.C. for all other services rendered to the Company during 2002 was $12,125. The majority of these services related to federal and state tax filings and the acquisition of a branch in Carthage, Texas.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of Henry & Peters, P.C. as independent auditors for the fiscal year ending September 30, 2003.


                               OTHER MATTERS

     Management is not aware of any business to come before the Annual
Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

                                     15



     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.


                           STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company must be received at the office of the Company no later than September 23, 2003. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

     Stockholder proposals that are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article IX.B of the Company's Articles of Incorporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company, or not later than November 22, 2003 in connection with the 2004 annual meeting of stockholders of the Company. Such stockholder's notice is required to set forth certain information specified in Article IX.B of the Company's Articles of Incorporation.

     No stockholder proposals were submitted in connection with this Annual Meeting.


                  ANNUAL REPORTS AND FINANCIAL STATEMENTS

     Stockholders of the Company as of the record date for the Annual Meeting are being forwarded a copy of the Company's Annual Report to Stockholders for the year ended September 30, 2002 ("Annual Report"). Included in the Annual Report are the financial statements of the Company as of September 30, 2002 and 2001 and for each of the years in the three-year period ended September 30, 2002, prepared in accordance with generally accepted accounting principles, and the related report of the Company's independent public accountants. The Annual Report is not a part of this Proxy Statement.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission under the Exchange Act for the year ended September 30, 2002. Upon written request, the Company will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Jacksonville Bancorp, Inc., Commerce and Neches Streets, P. O. Box 401, Jacksonville, Texas 75766, attention: Secretary. The Annual Report on Form 10-K is not a part of this Proxy Statement.

                                     16


                               REVOCABLE PROXY
                          JACKSONVILLE BANCORP, INC.

     This Proxy is Solicited on Behalf of the Board of Directors of Jacksonville Bancorp, Inc. for Use Only at the Annual Meeting of Stockholders to Be Held on February 18, 2003 and at Any Adjournment Thereof.

     The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Norman Activity Center, located at 526 East Commerce Street, Jacksonville, Texas, on February 18, 2003, at 10:00 a.m., Central Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as specified on the reverse side.

     The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed on the reverse side and FOR Proposal 2. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This Proxy May Be Revoked at Any Time Before it is Exercised.

     Shares of common stock of the Company will be voted as specified. If No Specification is Made, Shares Will Be Voted FOR the Election of the Board of Directors' Nominees to the Board of Directors, FOR Proposal 2, and Otherwise at the Discretion of the Proxies.

               (Continued and to be signed on the reverse side)
-----     -----     -----     -----     -----     -----     -----     -----
                            Fold and Detach Here












                                                Please mark your votes   [X]
                                                as indicated in this example



1.   Election of Directors
     Nominees for three-year term:    [ ] FOR all nominees    [ ] WITHHOLD
                                          listed to the           AUTHORITY
     01 Jerry M. Chancellor               right (Except as        to vote for
     02 Bill W. Taylor                    marked to the           all nominees
     03 Dr. Joe Tollett                   contrary)               listed to the
                                                                  right

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

_____________________________________________________________________

2. Proposal to ratify the appointment of Henry & Peters, P.C. as independent public accountants for the Company for fiscal year 2003.

        [ ] FOR             [ ] AGAINST          [ ] ABSTAIN

     In its discretion the directors are authorized to vote upon such other business as may properly come before the Annual Meeting.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Jacksonville Bancorp, Inc., called for February 18, 2003, a Proxy Statement for the Annual Meeting and the Annual Report to Stockholders.

                            Dated: ___________________________________

                                   ___________________________________

                                   ___________________________________
                                   Signature(s)

Please Sign Exactly as Your Name(s) Appear(s) on this Proxy. Only One Signature is Required in the Case of Joint Account. When Signing in a Representative Capacity, Please Give Title.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

-----     -----     -----     -----     -----     -----     -----     -----
                            Fold and Detach Here